UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 9, 2012
Date of Report (Date of earliest event reported)

ExactTarget, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction
of Incorporation)

001-35461	20-1367351
(Commission File Number)	(IRS Employer Identification No.)

20 North Meridian Street, Suite 200 Indianapolis, Indiana	46204
(Address of Principal Executive Offices)	(Zip Code)

(317) 423-3928
(Registrant’s telephone number, including area code)

None
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition

On August 9, 2012, ExactTarget, Inc. (“ExactTarget”) published a Press Release announcing its financial results as of and for the three and six months ended June 30, 2012. A copy of the Press Release is attached as Exhibit 99.2 hereto. Following the publication of the Press Release, ExactTarget will host a conference call and webcast during which its financial results and guidance will be discussed.

On August 9, 2012, ExactTarget posted the information attached as Exhibit 99.2 on its website (www.ExactTarget.com).

The foregoing information (including Exhibit 99.2) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.2 Press Release dated August 9, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXACTTARGET, INC.
(Registrant)

Date: August 9, 2012	/s/ Steven A. Collins
Steven A. Collins
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Description
99.2	Press Release dated August 9, 2012